Q1 2025 INVESTOR PRESENTATION

Forward-Looking Statements  This presentation may contain forward-looking statements and information relating to, among other things, Generation Income Properties, Inc. (“the company”), its business plan and strategy, its properties and assets, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company’s management. When used in the offering materials, the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties that could cause the company’s actual results to differ materially from those contained in the forward- looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. DISCLAIMER

GIPR Overview Key Highlights 16 Tenant Market Caps 17 Investment Thesis CONTENTS Portfolio & Growth 18 Meet the Team 01 02 04 12 Values & Culture

1 NASDAQ listed since 2021: GIPR 2 $115M GAV 3 4 5 6 7 8 9 93% Occupancy 30 Properties 16 States 4.41 yrs WALT ~15.24 Average effective annual rental per square foot ~65% Investment Grade (IG) & Investment Grade Profile (IGP)* ~5.4M Common Stock Outstanding GIPR OVERVIEW GIPR OVERVIEW 01 as of latest filing date *Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.

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KEY HIGHLIGHTS

Last Twelve (12) Months

Click on Underlined Titles for SEC Filings

01 [$11.2M UPREIT Transaction]

Completion of an UPREIT contribution transaction consisting of three high-quality retail properties

02 Fresenius Lease Extension

7-year extension completed two years before current lease expiration extending the remaining term to 9 years

03 ASYMCA Lease Signing & Backfilled Vacancy

35,087 SF, 10-year lease term with credit-worthy, Department of Defense funded tenant

04 Auburn University Lease Signing & Backfilled Vacancy

27,000 SF, 3-year lease term with an AA- investment-grade rated (Moody's) tenant

05 Dollar Tree Lease Extension

5-year lease extension completed two years before current lease expiration

06 Preferred Investment

$2.5M cash contribution into GIPLP in exchange for preferred partnership units

07 Debt Extension

Extended debt maturities on two Norfolk, VA loans from 2024 to 2029

08 $5.5M Acquisition

Acquired a Best Buy in Ames, IA for $5.5M (8.1% cap rate) with approximately ~45% LTV

09 Redemption Extensions

No required redemptions until 2026

Conversations with GIPR Our podcast highlights entrepreneurial efforts and tells stories of interesting people in our community. Click here to listen to all epsisodes. Podcast Case Studies INVESTOR RELATIONS Click Boxes Above to Read Full Case Studies 03

INVESTMENT THESIS GIPR Unlocks Value & Growth in Stabilized Short-Term Net Leased Assets 04 04

Targeted Acquisitions We purchase shorter-term net leased assets at higher cap rates, unlocking embedded value - our focus is on high quality RE, tenant credit, site-specific performance and geographic attributes. INVESTMENT THESIS Proactive Asset Management We enhance property performance through strategic oversight and operational efficiencies. Strong Tenant Relationships Creating relationships at the corporate & property level to improve the profitability of long-term, consistent occupancy. Internal Growth Platform poised for advantageous internal growth through lease renewals, rental increases, re-tenancy, & asset appreciation. 05

CONTRARIAN SHORT-TERM LEASE THESIS The Net Lease market remains fragmented with approximately 95% of buyers in the market being private individuals leading to market opportunity for institutional buyers and REITs. 01 02 03 04 The majority of both private and institutional buyers focus on assets with over 10 years remaining in lease term, leading to even less competition in the market for short term assets and a greater buying opportunity for GIPR. Due to the lack of demand for short term leases, there is a significant basis point spread on asking cap rates for the property type. Per Northmarq there is an approximate 75 basis point discount between net lease assets with 5 years or less remaining in lease term versus 10 years or more remaining. GIPR looks to take advantage of both market opportunity and basis point spread by acquiring shorter term leased assets at a discount and renewing and extending leases to lead to effectively 10 year plus lease terms. 06

CURRENT BUYING OPPORTUNITIES GIPR anticipates that market dynamics this year and through 2026 may create more favorable buying opportunities. The following data highlights three critical factors influencing the transaction market: transaction volume, trends in cap rates, and trends in interest rates. 01 02 03 04 Traditionally, transaction volumes have remained high, cap rates have stayed low, indicating that net lease properties have been trading at a premium, and interest rates have reached historic lows. However, due to Federal Reserve policies, interest rates rose sharply between 2022 and 2024, resulting in a slowdown in transaction volumes and a gradual increase in cap rates. The latest data suggests that the market is beginning to recalibrate toward a more favorable buying environment, with cap rates stabilizing at higher levels and interest rates decreasing. This shift may lead to a positive basis point spread between cap rates and the cost of capital, signaling promising investment opportunities ahead. See the graph on the following page for illustration. 07

CURRENT BUYING OPPORTUNITIES 2021 High transaction volume Low cap rates Low cost of capital 2022-2024 Decreasing transaction volume Slowly increasing cap rates Rapidly increasing cost of capital 2025 Low transaction volume Sustained high cap rates Decreasing cost of capital Patient and disciplined GIPR investing Buying opportunity for GIPR Greater buying opportunity for GIPR 08

Acquisition Details: Purchase Price: $5,050,000 Credit Rating: BBB $303,000 NOI Acquisition Details: Purchase Price: $1,372,278 Credit Rating: BBB $119,727 NOI DOLLAR GENERAL Cleveland, TN UPREIT PORTFOLIO ACQUISITION OVERVIEW Acquisition Details: Purchase Price: $1,372,278 Orlando MSA $240,434 NOI ZAXBYS Sanford, FL 09 TRACTOR SUPPLY Kernersville, NC

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GIPR THESIS PROVEN - RECENT EXAMPLES

Fresenius Medical Care
Chicago, IL

Acquisition Details:
- Purchase Price: $3,100,000
- 7.24% cap rate

Extension Details:
- Seven-Year Extension

New Value:
- The lease extension brought the total remaining lease term for this Fresenius property to nine (9) years. At the time of lease extension, a conservative cap rate compressions results in a 6.75% cap rate for the new property value
- **NOI = $235,360**
- **Cap Rate = 6.75%**
- **Property Value = $3,486,814**

~12.5% Increase in Value

Dollar Tree
Morrow, GA

Acquisition Details:
- Purchase Price: $1,372,278
- 7.55% cap rate
- 2 LYR
- $103,607 NOI

Extension Details:
- Five-Year Extension

New Value:
- Lease extension brought the total remaining lease term for this Dollar Tree property to seven (7) years. At the time of lease extension, a conservative cap rate compressions results in a 6.5% cap rate for the new property value.
- **NOI = $109,060**
- **6.5% Cap Rate**
- **Property Value = $1,677,846**

~22% Increase in Value

Armed Services YMCA
Norfolk, VA

Acquisition Details:
- Purchase Price: $11,800,000
- Annual Gross Rent: $1,237,111
- Leased by two Investment Grade Credit Tenants:
- United States General Service Admin., & Maersk Line Limited

New Tenant/ Lease Details:
- GIPR overcame MAERSK Line Limited vacating the property (approximately 35,000 SF) to re-lease the vacancy to the Armed Services YMCA, a Department of Defense Funded Tenant for a 10-Year Lease Term

New Value Estimate:
- **Annual Gross Rent = $1,348,217**
- **Property Value = $12,800,000**

~8.5% Increase in Value

...our relationship based, short-term lease thesis successfully drives value through early lease extensions and effective re-tenanting of vacant assets, contributing to sustained cash flow and enhanced property performance. IN SIMPLE TERMS... 11

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GIPR PORTFOLIO

as of latest filing date

Tenant	City / State	Bldg. Area (sf)	Asset Class	S&P Credit Rating	Current Annual Rent	Lease Expiration Date	WALT	Renewal Options
Irby Construction	Plant City, FL	7,826	O	BBB-	$			2 x 5 years
7-Eleven Corporation	Washington, D.C.	3,000	R	A	$ 129,804.00	3/31/26	1.11	2 x 5 years
General Services Administration	Vacaville, CA	11,014	O	AA+	$ 257,049.96	8/24/26	1.51	N/A
exp U.S. Services Inc.	Maitland, FL	33,118	O	Not Rated	$ 864,583.32	11/30/26	1.78	1 x 5 years
Starbucks Corporation	Tampa, FL	2,642	R	BBB+	$ 148,216.20	2/28/27	2.02	2 x 5 years
Best Buy Co., Inc.	Grand Junction, CO	30,701	R	BBB+	$ 353,061.48	3/31/27	2.11	1 x 5 years
Auburn University	Huntsville, AL	59,091	I	AA-	$ 283,500.00	7/31/27	2.44	N/A
PRA Holdings, Inc.	Norfolk, VA	34,847	O	BB	$ 788,090.28	8/31/27	2.53	1 x 5 years
La-Z-Boy Inc.	Rockford, IL	15,288	R	N/A	$ 366,600.00	10/31/27	2.69	4 x 5 years
Starbucks Corporation	Tampa, FL	2,200	R	BBB+	$ 200,750.04	2/29/28	3.02	4 x 5 years
Dollar General Market	Bakersfield, CA	18,827	R	BBB	$ 361,074.96	7/31/28	3.44	3 x 5 years
Sherwin Williams Company	Tampa, FL	3,500	R	BBB	$ 126,787.56	7/31/28	3.44	5 X 5 years
General Services Administration-Navy	Norfolk, VA	49,902	O	AA+	$ 640,741.68	9/16/28	3.57	N/A
General Services Administration-FBI	Manteo, NC	7,543	O	AA+	$ 100,681.56	2/20/29	4.00	1 x 5 years
City of San Antonio (PreK)	San Antonio, TX	50,000	R	AAA	$ 924,000.00	7/31/29	4.44	1 x 8 years
Kohl's Corporation	Tucson, AZ	88,408	R	BB	$ 864,630.24	1/31/30	4.95	7 x 5 years
Best Buy Co., Inc.	Ames, IA	30,259	R	BBB+	$ 405,470.00	3/31/30	5.11	2 x 5 years
Dollar General	Big Spring, TX	9,026	R	BBB	$ 86,040.96	6/30/30	5.36	3 x 5 years
Dollar General	Mount Gilead, OH	9,026	R	BBB	$ 85,923.72	6/30/30	5.36	3 x 5 years
Dollar Tree Stores, Inc.	Morrow, GA	10,906	R	BBB	$ 103,607.04	7/31/30	5.44	2 x 5 years
Dollar General	East Wilton, ME	9,100	R	BBB	$ 112,439.28	7/31/30	5.44	3 x 5 years
Dollar General	Litchfield, ME	9,026	R	BBB	$ 92,961.00	9/30/30	5.61	3 x 5 years
Dollar General	Thompsontown, PA	9,100	R	BBB	$ 85,998.00	10/31/30	5.70	3 x 5 years
Walgreens	Santa Maria, CA	14,490	R	BB	$ 369,000.00	3/31/32	7.11	N/A
Fresenius Medical Care Holdings, Inc.	Chicago, IL	10,947	R	BBB-	$ 233,479.80	10/31/33	8.70	2 x 5 years
Armed Services YMCA of the U.S.A.	Norfolk, VA	22,247	O	N/A	$ 274,379.64	4/30/34	9.19	2 x 5 years
Dollar General	Castalia, OH	9,026	R	BBB	$ 79,319.64	5/31/35	10.28	3 x 5 years
Dollar General	Lakeside, OH	9,026	R	BBB	$ 81,035.64	7/31/35	10.45	3 x 5 years
Tractor Supply	Kernersville, NC	19,097	R	BBB	$ 303,000.00	7/31/35	10.45	4 x 5 years
Dollar General	Cleveland, TN	10,640	R	BBB	$ 119,727.00	11/30/35	10.78	5 X 5 years
Zaxby's	Sanford, FL	8,147	R	N/A	$ 240,434.00	11/30/39	14.78	4 x 5 years

Starbucks Tampa, FL Disposition Price: Sale Price: $3,450,000 5.8% cap rate Details: The above referenced Starbucks property in Tampa, FL is currently under contract for disposition. GIPR expects the closing to occur between May 20, 2025 - June 2, 2025. With this disposition, GIPR will successfully retire the existing CMBS debt currently encumbering the following properties: SBUX South Dale Mabry Asset Huntsville, AL Industrial Asset 7-Eleven Washington D.C. Asset Industrial Asset Huntsville, AL ASSETS HELD FOR SALE & IMPORTANT MILESTONES Property Details: SF: 72,149 Tenants: Dept. of Navy: 49,902 SF Armed Services YMCA: 22,247 SF Pertinent Updates: In 2024, GIPR successfully leased 22,247 SF to the Armed Services YMCA, a Department of Defense Funded Tenant for a 10-Year Lease Term. The ASYMCA provides childcare services to military members. GIPR is proud to announce that on May 15, 2025, the ASYMCA is hosting their Grand Opening and will begin providing childcare service for military members in the Norfolk, VA region. Armed Services YMCA Norfolk, VA 13 Disposition Price: Sale Price: $7,200,000 Price Per SF: $121.64 Details: The above referenced Huntsville, AL property is currently under contract for disposition. GIPR expects the closing to occur between May 20, 2025 - June 2, 2025. With this disposition, GIPR will successfully retire the existing CMBS debt currently encumbering the following properties: SBUX South Dale Mabry Asset Huntsville, AL Industrial Asset 7-Eleven Washington D.C. Asset

ABR Credit Rated $7,336,390 (82%) Investment Grade Credit $5,314,670 (59%) IGC Profile $640,980 (7%) Sub-Investment Grade Credit $2,021,721 (22%) Not Rated $1,105,017 (12%) 07 GIPR PORTFOLI0 SUMMARIZATION Property Types Collective Portfolio as of latest filing date Retail Office 66% 34% 14

LIQUIDITY STABLIZED DEBT CAPITAL RAISE ACQUISITIONS GIPR GROWTH Stabilized long term debt with ability to advantageously refinance Capital raise Continuously looking at ways to raise additional accretive capital for growth Acquisitions Continue to grow the company GAV with assets with a 100-150bps spread over cost of capital Current Core Attributes 15

TENANT MARKET CAPS Market Capitalization (In Billions) GIPR is landlord to some of the United States’ largest institutions, including The United States Government’s Department of Defense ~$30T 16

Relational We prioritize and value our relationships, understanding that both professional and personal connections are our greatest assets Generational Ethical Intelligent We make decisions with a long-term perspective, ensuring that our actions positively impact future generations. We uphold a culture of mutual accountability and self-driven integrity, where ethical behavior is both a personal commitment and a collective standard. Life-long learning, and application of that information, is a constant undertone that we emphasize every day. VALUES & CULTURE OF CARE We have a fiduciary responsibility to our shareholders, and we make that a high-ranking priority for ourselves. But our culture of “care” literally begins with the people that I work with each day. I start with them, to make sure they are empowered, feel safe to challenge themselves and each other as well as to make sure that they have a clear understanding that their entire well-being is of primary importance to me. They’re already smart, they’re already honest and they’re already motivated. It’s my job to let them know that their work is meaningful to me, to shareholders and to themselves. If they honestly know that, then I’m able to get out of the way and let them be who they already are in order to serve in the best way possible. David Sobelman, CEO 17

MANAGEMENT & ACQUISITION TEAM Founder & CEO David Sobelman Mr. Sobelman serves as Chairman of GIPR’s Board of Directors, CEO, & President. He used the insight achieved through decades of focusing on net leased assets to imbed the philosophy of long-term, generational investing and founded Generation Income Properties (Nasdaq: GIPR) in 2015. He has led the efforts from GIPR’s conceptual genesis, to its current listing on Nasdaq and embeds the decades of meaningful relationships he has built within the industry in order to grow the company. VP Accounting & Finance Ron Cook With extensive experience in finance and accounting, Mr. Cook is a financial professional who serves as the Vice President of Accounting for Generation Income Properties leading the accounting functions at the firm. Mr. Cook has held executive and financial leadership roles over the past 10 years in consulting, family office and real estate private equity and is adept at strategic planning, financial reporting and modeling, data and market analysis, and forecasting. 18 Corporate Controller Angel Gonzalez As Corporate Controller, Angel is responsible for the direct oversight of the accounting function, including financial reporting, treasury, tax and compliance. Prior to joining GIPR in 2024, Angel served in various accounting leadership roles with several real estate investment and capital advisory firms, investment managers, and operating companies. Angel has nearly 20 years of technical accounting and reporting experience in the public and private sectors. He is a licensed CPA. Acquisitions Manager Robert Rohrlack Mr. Rohrlack sources new acquisition opportunities that adhere to Generation Income Properties’ investment criteria, while maintaining an active role in negotiating transactions for new purchases and overseeing the management of GIPR’s portfolio. Prior to joining GIPR, Mr. Rohrlack was a Director at Savills Occupier Services, a global commercial real estate service provider, where he specialized in Tenant Representation.

CONTACT: IR@GIPREIT.COM WWW.GIPREIT.COM